SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 20, 2019

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On May 20, 2019, the Company posted on its website a response to an “Ask the CEO” question related to its guidance for the first quarter of fiscal year 2020. The full text of the question and accompanying answer can be found at https://investor.cirrus.com/company-overview/ask-the-ceo/ and a copy of the question and response are furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.  Cirrus Logic encourages investors to visit its investor website from time to time, as information is updated and new information is posted.

The information in Items 7.01 and 9.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in Items 7.01 and 9.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Except for historical information contained herein, the matters set forth in this Current Report on Form 8-K contain forward-looking statements including statements about our guidance for the first quarter fiscal year 2020. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the risk factors listed in our Form 10-K for the year ended March 31, 2018, and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

         Exhibit                  Description

          Exhibit 99.1          Cirrus Logic, Inc. “Ask the CEO” update dated May 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	May 20, 2019	By:	/s/ Gregory S. Thomas
			Name:	Gregory S. Thomas
			Title:	Senior Vice President, General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant's “Ask the CEO” update dated May 20, 2019